Exhibit 10.1

$300,000,000
INCREMENTAL FACILITY AGREEMENT
(TRANCHE D TERM LOANS)
dated as of August 25, 2009
between
MEDIACOM ILLINOIS LLC
MEDIACOM INDIANA LLC
MEDIACOM IOWA LLC
MEDIACOM MINNESOTA LLC
MEDIACOM WISCONSIN LLC
ZYLSTRA COMMUNICATIONS CORP.
MEDIACOM ARIZONA LLC
MEDIACOM CALIFORNIA LLC
MEDIACOM DELAWARE LLC
MEDIACOM SOUTHEAST LLC
The LENDERS Party Hereto
J.P. MORGAN SECURITIES INC.
and
BANC OF AMERICA SECURITIES LLC,
as Joint Lead Arrangers and Joint Bookrunners
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
CREDIT SUISSE SECURITIES (USA) LLC
and
WELLS FARGO SECURITIES, LLC,
as Co-Syndication Agents
SUNTRUST ROBINSON HUMPHREY, INC.
as Documentation Agent

INCREMENTAL FACILITY AGREEMENT
(TRANCHE D TERM LOANS)
INCREMENTAL FACILITY AGREEMENT dated as of August 25, 2009, among MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota and Mediacom Wisconsin, the “Mediacom Midwest Borrowers”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Arizona, Mediacom California and Mediacom Delaware, the “Mediacom USA Borrowers”; the Mediacom USA Borrowers together with the Mediacom Midwest Borrowers, the “Borrowers”); the TRANCHE D TERM LOAN LENDERS party hereto (including each Tranche D Term Loan Lender as defined below that becomes a party hereto pursuant to a Lender Addendum as defined below) and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).
The Borrowers, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of October 21, 2004 (as amended, modified or supplemented and in effect from time to time, the “Credit Agreement”).

Section 2.01(d) of the Credit Agreement contemplates that at any time and from time to time, the Borrowers may request that one or more persons (which may include the Lenders under and as defined in the Credit Agreement) offer to enter into commitments to make Incremental Facility Loans. The Borrowers have requested that $300,000,000 of Incremental Term Loans constituting a single Series be made available to it on the Tranche D Term Loan Funding Date (as defined below), of which (i) $48,250,000 aggregate principal amount will constitute Reinstating Incremental Facility Term Loans and (ii) $251,750,000 aggregate principal amount will constitute Incremental Facility Term Loans. The Tranche D Term Loan Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:
ARTICLE I
DEFINED TERMS
Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:
“Lender Addendum” shall mean, with respect to any Tranche D Term Loan Lender, a Lender Addendum substantially in the form of Schedule I hereto, dated as of the date hereof and executed and delivered by such Tranche D Term Loan Lender as provided in Section 2.06.
“Tranche D Incremental Facility Effective Date” shall mean the date on which the conditions specified in Article IV are satisfied (or waived by the Majority Tranche D Term Loan Lenders).
“Tranche D Term Loan” shall mean a Loan made on the Tranche D Term Loan Funding Date pursuant to this Agreement which shall constitute a single Series of Incremental Facility Term Loans under Section 2.01(d) of the Credit Agreement.
“Tranche D Term Loan Commitment” shall mean, with respect to each Tranche D Term Loan Lender, the commitment of such Lender to make Tranche D Term Loans hereunder. The amount of each Tranche D Term Loan Lender’s Tranche D Term Loan Commitment is set forth in the Lender Addendum executed and delivered by such Tranche D Term Loan Lender. The aggregate original amount of the Tranche D Term Loan Commitments is $300,000,000.
“Tranche D Term Loan Funding Date” shall mean September 24, 2009 (or, if such date shall not be a Business Day, the next succeeding Business Day); provided that the conditions specified in Article V shall have been satisfied (or waived by the Majority Tranche D Term Loan Lenders).
“Tranche D Term Loan Lender” shall mean (a) on the date hereof, a Lender having Tranche D Term Loan Commitments that has executed and delivered a Lender Addendum and (b) thereafter, the Lenders from time to time holding Tranche D Term Loan Commitments or Tranche D Term Loans after giving effect to any assignments thereof pursuant to Section 11.06 of the Credit Agreement.
“Tranche D Term Loan Maturity Date” shall mean March 31, 2017.
ARTICLE II
TRANCHE D TERM LOANS
Section 2.01. Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Tranche D Term Loan Lender agrees to make Tranche D Term Loans to the Borrowers in Dollars, in an aggregate principal amount equal to such Tranche D Term Loan Lender’s Tranche D Term Loan Commitment on the Tranche D Term Loan Funding Date. The proceeds of the Tranche D Term Loans shall be available for the refinancing of existing Indebtedness, to the extent permitted by the Credit Agreement, the payment of fees and expenses related thereto and any other use permitted under Section 8.16(b) of the Credit Agreement (including the general business purposes of the Borrowers).
Section 2.02. Termination of Commitments. Unless previously terminated, the Tranche D Term Loan Commitments shall terminate after the Borrowing of the Tranche D Term Loans on the Tranche D Term Loan Funding Date.

Section 2.03. Repayment of Loans. The Borrowers hereby jointly and severally unconditionally promise to pay to the Administrative Agent for the account of the Tranche D Term Loan Lenders the principal of the Tranche D Term Loans held by such Tranche D Term Loan Lender on each Principal Payment Date set forth in column (A) below, by an amount equal to the percentage of the aggregate principal amount of the Tranche D Term Loans borrowed on the Tranche D Term Loan Funding Date set forth in column (B) below:

(A)	(B)
Principal Payment Date	Percentage Reduction

December 31, 2009	0.250%

March 31, 2010	0.250%
June 30, 2010	0.250%
September 30, 2010	0.250%
December 31, 2010	0.250%

March 31, 2011	0.250%
June 30, 2011	0.250%
September 30, 2011	0.250%
December 31, 2011	0.250%

March 31, 2012	0.250%
June 30, 2012	0.250%
September 30, 2012	0.250%
December 31, 2012	0.250%

March 31, 2013	0.250%
June 30, 2013	0.250%
September 30, 2013	0.250%
December 31, 2013	0.250%

March 31, 2014	0.250%
June 30, 2014	0.250%
September 30, 2014	0.250%
December 31, 2014	0.250%

March 31, 2015	0.250%
June 30, 2015	0.250%
September 30, 2015	0.250%
December 31, 2015	0.250%

March 31, 2016	0.250%
June 30, 2016	0.250%
September 30, 2016	0.250%
December 31, 2016	0.250%

March 31, 2017	92.750%

To the extent not previously paid, all Tranche D Term Loans shall be due and payable on the Tranche D Term Loan Maturity Date.
Section 2.04. Applicable Margin. The Applicable Margin for Tranche D Term Loans that are Eurodollar Loans shall be 3.50% and the Applicable Margin for Tranche D Term Loans that are Base Rate Loans shall be 2.50%.
Section 2.05. Eurodollar Rate Floor. Solely with respect to Tranche D Term Loans, until the fourth anniversary of the Tranche D Term Loan Funding Date, the Eurodollar Rate shall be as follows (in lieu of the definition otherwise applicable under the Credit Agreement):
“Eurodollar Rate” shall mean for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the greater of (x) the Eurodollar Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period and (y) 2.00%.
Section 2.06. Delivery of Lender Addenda. Each Tranche D Term Loan Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Tranche D Term Loan Lender, the Borrowers and the Administrative Agent.
Section 2.07. Status of Agreement. The Tranche D Term Loan Commitments of the Tranche D Term Lenders constitute Incremental Term Loan Commitments of which (i) $48,250,000 of the Tranche D Term Loan Commitments constitute Reinstating Incremental Facility Term Loan Commitments and (ii) $251,750,000 of the Tranche D Term Loan Commitments constitute utilization of the $550,000,000 of Incremental Term Loans currently available under Section 2.01(d)(iii) of the Credit Agreement. In addition, the Tranche D Term Loan Lenders constitute Incremental Facility Term Loan Lenders and the Tranche D Term Loans constitute a single Series of Incremental Facility Term Loans under Section 2.01(d) of the Credit Agreement.
Section 2.08. Upfront Fee. Borrowers, jointly and severally, agree to pay on the Tranche D Term Loan Funding Date to each Tranche D Term Lender on the Tranche D Term Loan Funding Date, as fee compensation for the funding of such Tranche D Term Lender’s Tranche D Term Loan, an upfront fee (the “Upfront Fee”) in an amount equal to 1.50% of the stated principal amount of such Tranche D Term Lender’s Tranche D Term Loan, payable to such Tranche D Term Lender from the proceeds of its Tranche D Term Loans as and when funded on the Tranche D Term Loan Funding Date. Such Upfront Fee will be in all respects fully earned, due and payable on the Tranche D Term Loan Funding Date and non-refundable and non-creditable thereafter.
Section 2.09. Tranche D Commitment Fee. The Borrowers shall pay to the Administrative Agent, for the account of each Tranche D Term Lender, a commitment fee (calculated based on the actual number of days elapsed in a year of 360 days) on the amount of each Tranche D Term Lender’s Tranche D Term Loan Commitment for the period from and including the Tranche D Incremental Facility Effective Date to but not including the earlier of (x) the date such Tranche D Term Loan Commitment is terminated and (y) September 24, 2009 (or, if such date is not a Business Day, the next succeeding Business Day), at a rate per annum equal to 1.75%, which fee shall be payable on the Tranche D Term Loan Funding Date, or if the Tranche D Term Loan Funding Date does not occur, on September 24, 2009 (or, if such date is not a Business Day, the next succeeding Business Day).

ARTICLE III
REPRESENTATION AND WARRANTIES; NO DEFAULTS
The Borrowers represent and warrant to the Administrative Agent and the Lenders that (i) each of the representations and warranties made by the Borrowers in Section 7 of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party, is true and complete on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
The effectiveness of this Agreement on the Tranche D Incremental Facility Effective Date is subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Majority Tranche D Term Loan Lenders):
(a) Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page or Lender Addendum) of (i) this Agreement from each Obligor and (ii) Lender Addenda from the Tranche D Term Loan Lenders for aggregate Tranche D Term Loan Commitments in an amount equal to $300,000,000.
(b) Opinion of Counsel to Obligors. The Administrative Agent shall have received an opinion, dated the Tranche D Incremental Facility Effective Date, of Sonnenschein Nath & Rosenthal LLP, counsel to the Obligors, covering such matters as the Administrative Agent or any Tranche D Term Loan Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the Tranche D Term Loan Lenders and the Administrative Agent).
(c) Organizational Documents. Such organizational documents (including, without limitation, board of director and shareholder resolutions, member approvals and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of this Agreement and each other document to be delivered by such Obligor from time to time in connection herewith and the extensions of credit hereunder as the Administrative Agent may reasonably request (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).
(d) Officer’s Certificate. A certificate of a Senior Officer, dated the Tranche D Incremental Facility Effective Date, to the effect that (i) the representations and warranties made by the Borrowers in Article III hereof, and by each Obligor in the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default shall have occurred and be continuing.
(e) Fees and Expenses. The Administrative Agent, and JPMorgan Securities Inc. and Banc of America Securities LLC, as the Joint Lead Arrangers and Joint Bookrunners, and Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as Co-Syndication Agents, and SunTrust Robinson Humphrey, Inc., as Documentation Agent, shall have received all fees and other amounts due and payable on or prior to the Tranche D Term Loan Funding Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

(f) Other Documents. Such other documents as the Administrative Agent or any Tranche D Term Loan Lender or special New York counsel to JPMCB may reasonably request.
ARTICLE V
CONDITIONS TO FUNDING
The obligations of the Tranche D Term Loan Lenders to make Tranche D Term Loans on the Tranche D Term Loan Funding Date are subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Majority Tranche D Term Loan Lenders):
(a) Absence of Default. No Default shall have occurred and be continuing.
(b) Representations and Warranties. The representations and warranties made by the Borrowers in Section 7 of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party, shall be true and complete on and as of the date of the making of such Tranche D Term Loan with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
(c) Notice of Borrowing. The Borrowers shall give the Administrative Agent notice of the borrowing of Tranche D Term Loans as provided for Eurodollar Loans in accordance with Section 4.05 of the Credit Agreement. Such notice of borrowing shall constitute a certification by the Borrowers to the effect set forth in clause (b) of this Article V (both as of the date of such notice and, unless the Borrowers otherwise notify the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).
ARTICLE VI
MISCELLANEOUS
Section 6.01. Expenses. Subject to the provisions of the Engagement Letter dated as of August 11, 2009 among Mediacom LLC, J.P. Morgan Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, the Obligors jointly and severally agree to pay, or reimburse JPMorgan Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC for paying, all reasonable out-of-pocket expenses incurred by JPMorgan Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC and their respective Affiliates, including the reasonable fees, charges and disbursements of special New York counsel to JPMCB, in connection with the syndication of the Incremental Facility Loans provided for herein and the preparation of this Agreement.

Section 6.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 6.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
Section 6.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MEDIACOM ILLINOIS LLC
MEDIACOM INDIANA LLC
MEDIACOM IOWA LLC
MEDIACOM MINNESOTA LLC
MEDIACOM WISCONSIN LLC
MEDIACOM ARIZONA LLC
MEDIACOM CALIFORNIA LLC
MEDIACOM DELAWARE LLC
MEDIACOM SOUTHEAST LLC

By: Mediacom LLC, Member
By: Mediacom Communications
Corporation, Member

By:	/s/ Calvin Craib
Name: Calvin Craib
Title: Senior Vice President, Corporate Finance and Business Development

ZYLSTRA COMMUNICATIONS CORP.

By:	/s/ Mark E. Stephan
Name: Mark E. Stephan
Title: Executive Vice President and Chief Financial Officer

c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941

Attention: Mark E. Stephan

Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600
[Incremental Facility Agreement Signature Page]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Ann B. Kerns
Name: Ann B. Kerns
Title: Vice President

Address for Notices to
JPMorgan Chase Bank, N.A.,
as Administrative Agent:

JPMorgan Chase Bank, N.A.
1111 Fannin Street, 10th Floor
Houston, Texas 77002-8069
Attention: Loan and Agency Services Group

Telephone No.: 713-750-2102
Telecopier No.: 713-750-2782
[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the Tranche D Term Loans shall constitute “Guaranteed Obligations” under the Guarantee and Pledge Agreement under and as defined in said Credit Agreement for all purposes of said Guarantee and Pledge Agreement and shall be entitled to the benefits of the guarantee and security provided under the Guarantee and Pledge Agreement.
MEDIACOM LLC
By: Mediacom Communications Corporation,
Member

By:	/s/ Calvin Craib
Name: Calvin Craib
Title: Senior Vice President Corporate Finance and Business Development
Address for Notices:
100 Crystal Run Road
Middletown, New York 10941
Attention: Mark Stephan
Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600
[Incremental Facility Agreement Signature Page]

MEDIACOM MANAGEMENT CORPORATION

By:	/s/ Mark E. Stephan
Name: Mark E. Stephan
Title: Senior Vice President and Chief Financial Officer
Address for Notices:
c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941
Attention: Mark Stephan
Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600
[Incremental Facility Agreement Signature Page]

MEDIACOM INDIANA PARTNERCO LLC

By: Mediacom LLC, Member
By: Mediacom Communications Corporation, Member

By:	/s/ Calvin Craib
Name: Calvin Craib
Title: Senior Vice President, Corporate Finance and Business Development
Address for Notices:
c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941
Attention: Mark Stephan
Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600
[Incremental Facility Agreement Signature Page]

MEDIACOM INDIANA HOLDINGS, L.P.

By: Mediacom Indiana Partnerco LLC, General Partner
By: Mediacom LLC, Member
By: Mediacom Communications Corporation, Member

By:	/s/ Calvin Craib
Name: Calvin Craib
Title:: Senior Vice President, Corporate Finance and Business Development
Address for Notices:
c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941
Attention: Mark Stephan
Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600
[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the Tranche D Term Loans shall constitute “Guaranteed Obligations” under the respective Subsidiary Guarantee Agreements under and as defined in said Credit Agreement for all purposes of said Subsidiary Guarantee Agreements and shall be entitled to the benefits of the guarantee and security provided under the Subsidiary Guarantee Agreements.

ILLINI CABLE HOLDING, INC.

By:	/s/ Mark E. Stephan
Name: Mark E. Stephan
Title: Vice President

ILLINI CABLEVISION OF ILLINOIS, INC.

By:	/s/ Mark E. Stephan
Name: Mark E. Stephan
Title: Vice President
[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby confirms that all of its obligations under the Management Fee Subordination Agreement and Section 5.04 of the Guarantee and Pledge Agreement shall continue unchanged and in full force and effect for the benefit of the Administrative Agent, the Lenders party to the Credit Agreement and the Tranche C Term Loan Lenders.

MEDIACOM COMMUNICATIONS CORPORATION

By:	/s/ Calvin Craib
Name: Calvin Craib
Title: Senior Vice President, Corporate Finance and Business Development
[Incremental Facility Agreement Signature Page]

Schedule I
[Form of Lender Addendum]
LENDER ADDENDUM
Reference is made to the Incremental Facility Agreement dated as of August 25, 2009 (the “Incremental Facility Agreement”) among MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota and Mediacom Wisconsin, the “Mediacom Midwest Borrowers”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Arizona, Mediacom California and Mediacom Delaware, the “Mediacom USA Borrowers”; the Mediacom USA Borrowers together with the Mediacom Midwest Borrowers, the “Borrowers”); the TRANCHE D TERM LOAN LENDERS named therein (the “Tranche D Term Loan Lenders”); and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), which Incremental Facility Agreement is being entered into pursuant to Section 2.01(d) of the Credit Agreement (the “Credit Agreement”) dated as of October 21, 2004 among the Borrowers, the Lenders party thereto and the Administrative Agent. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Incremental Facility Agreement and the Credit Agreement.
By its signature below, and subject to the acceptance hereof by the Borrowers and the Administrative Agent as provided below, the undersigned hereby becomes a Tranche D Term Loan Lender under the Incremental Facility Agreement, having the Tranche D Term Loan Commitment, set forth below opposite its name.
This Lender Addendum shall be governed by, and construed in accordance with, the law of the State of New York.
This Lender Addendum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this  _____  day of  _____, 2009.

Amount of
Tranche D Term Loan Commitment:	[Name of Tranche D Term Loan Lender]
$
By:
Name:
Title:
[DO NOT COMPLETE UNTIL FINAL COMMITMENT ALLOCATIONS HAVE BEEN DETERMINED.]

Accepted and agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/
Name:
Title:

MEDIACOM ILLINOIS LLC MEDIACOM INDIANA LLC MEDIACOM IOWA LLC MEDIACOM MINNESOTA LLC MEDIACOM WISCONSIN LLC MEDIACOM ARIZONA LLC MEDIACOM CALIFORNIA LLC MEDIACOM DELAWARE LLC MEDIACOM SOUTHEAST LLC

By: Mediacom LLC, Member
By: Mediacom Communications Corporation, Member

By:	/s/ Calvin Craib
Name: Calvin Craib
Title: Senior Vice President, Corporate Finance and Business Development

ZYLSTRA COMMUNICATIONS CORP.

By:	/s/ Mark E. Stephan

Name: Mark E. Stephan
Title: Executive Vice President and Chief Financial Officer

c/o Mediacom LLC 100 Crystal Run Road Middletown, New York 10941 Attention: Mark Stephan Telecopier No.: (845) 695-2639 Telephone No.: (845) 695-2600